UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2007

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	0-8467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 19, 2007, WesBanco, Inc. (“WesBanco”) and Oak Hill Financial, Inc. (“Oak Hill”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of Oak Hill with and into WesBanco.  Under the terms of the Merger Agreement, WesBanco will exchange a combination of its common stock and cash for Oak Hill common stock. Oak Hill shareholders will be entitled to receive either 1.256 shares of WesBanco common stock or cash in the amount of $38.00 per share for each share of Oak Hill common stock held subject to an overall allocation of 90% stock and 10% cash in the exchange.

WesBanco distributed a letter to its shareholders’ today that discussed the second quarter of 2007 earnings, the Merger Agreement and the recent decline in the price of WesBanco stock.  This letter is being furnished as Exhibit 99.1 to this Form 8-K.

Forward-looking Statements

Matters set forth in this filing contain certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the merger between WesBanco and Oak Hill, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of WesBanco and Oak Hill may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the merger may not be obtained on the proposed terms and schedule; WesBanco’s or Oak Hill’s stockholders may not approve the merger; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in WesBanco’s 2006 Annual Report on Form 10-K, Oak Hill’s 2006 Annual Report on Form 10-K, and documents subsequently filed by WesBanco and Oak Hill with the Securities and Exchange Commission, including both companies’ Form 10-Q’s as of June 30, 2007. All forward-looking statements included in this filing are based on information available at the time of the release. Neither WesBanco nor Oak Hill assumes any obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits -  99.1 - Letter to WesBanco shareholders’ distributed August 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: August 9, 2007	/s/ Paul M. Limbert
Paul M. Limbert
President and Chief Executive Officer